UNITED STATES DISTRICT COURT
                                     FOR THE
                               DISTRICT OF VERMONT


TWINCRAFT, INC.,                                 :
                                                 :
         Plaintiff,                              :
                                                 :
         v.                                      :
                                                 :    Docket No. 2:01-CV-297
SURREY, INC., JEAN CHARLES, INC.,                :
MARTIN J. VAN DER HAGEN, JOHN B.                 :
VAN DER HAGEN, and VICTOR                        :
BORCHERDS,                                       :
                                                 :
         Defendants.                             :


                           TEMPORARY RESTRAINING ORDER
                           ----------------------------

         Upon the Declaration of A. Lawrence Litke dated September 21, 2001 (Paper 3), and Plaintiff's Motion and Memorandum of Law in Support of Motion for Temporary Restraining Order and Preliminary Injunction (Paper 2), it is hereby ORDERED that:

         1. Defendants Surrey, Inc. ("Surrey"), Jean Charles, Inc. ("Jean Charles"), Martin J. Van Der Hagen, John B. Van Der Hagen, and Victor Borcherds are restrained and enjoined from proceeding with the proposed asset sale of Surrey to Jean Charles as contemplated by the Agreement for Purchase and Sale of Assets dated April 2, 2001, until further order of the Court;

         2. Defendants Surrey, Jean Charles, Martin J. Van Der Hagen, John B. Van Der Hagen, and Victor Borcherds are restrained and enjoined from otherwise transferring, encumbering, or disposing of any or

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              all of Surrey's assets, except as in the ordinary course of business, until further order of the Court; and

         3. The parties shall appear before this Court for oral argument on Plaintiff's application for a Preliminary Injunction on Thursday, October 4, 2001, at 2:30 p.m.

         Dated at Burlington, Vermont this 24th day of September, 2001.




                                                        /s/
                                                ---------------------------
                                                William K. Sessions, III
                                                United States District Court




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